SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Florida Choice Bankshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

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FLORIDA CHOICE BANKSHARES, INC.

March 25, 2005

TO THE SHAREHOLDERS OF
FLORIDA CHOICE BANKSHARES, INC.

     You are cordially invited to attend the Annual Meeting of Shareholders of Florida Choice Bankshares, Inc. which will be held at the Eustis Community Center, 601 Northshore Drive, Eustis, Florida 32726, on Monday, April 25, 2005 beginning at 5:30 p.m.

     At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. You also will be asked to vote upon approval of amendments to the Company’s employee stock option plan and its director stock option plan to increase the number of shares of common stock reserved for issuance under the plans. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

Kenneth E. LaRoe Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
PROPOSAL ONE ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
PROPOSAL TWO
PROPOSAL THREE
NOMINATING COMMITTEE
AUDIT COMMITTEE REPORT
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
SECTION 16(a) REPORTING REQUIREMENTS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER INFORMATION
APPENDIX A
APPENDIX B
Audit Committee Pre-Approval Policy
PROXY CARD

FLORIDA CHOICE BANKSHARES, INC.
18055 U.S. HIGHWAY 441
MT. DORA, FL 32757

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2005

     Notice is hereby given that the Annual Meeting of Shareholders of Florida Choice Bankshares, Inc. (the “Holding Corporation”) will be held at the Eustis Community Center, 601 Northshore Drive, Eustis, Florida 32726, on Monday, April 25, 2005, at 5:30 p.m. (“Annual Meeting”), for the following purposes:

     1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2006.

     2. Amendment of Employee Stock Option Plan. To approve an amendment to the Holding Corporation>s Employee Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by up to 149,000 shares.

     3. Amendment of Director Stock Option Plan. To approve an amendment to the Holding Corporation’s Director Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by up to 91,000 shares.

     4. Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 28, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Kenneth E. LaRoe
March 25, 2005	Chairman and Chief Executive Officer

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
FLORIDA CHOICE BANKSHARES, INC.
TO BE HELD ON
APRIL 25, 2005

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Florida Choice Bankshares, Inc. (the “Holding Corporation”) in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $5.00 par value common stock of the Holding Corporation (“Holding Corporation Common Stock”) for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Monday, April 25, 2005, and at any adjournment or postponement thereof (“Annual Meeting”). The Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2006, (ii) approve an amendment to the Holding Corporation’s Employee Stock Option Plan (the “Employee Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by up to 149,000 shares, (iii) approve an amendment to the Holding Corporation’s Director Stock Option Plan (the “Director Plan”) to increase the number of shares of Common Stock reserved for issuance thereunder by up to 91,000 shares, and (iv) transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 25, 2005, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on April 1, 2005.

     The principal executive offices of the Holding Corporation are located at 18055 U.S. Highway 441, Mt. Dora, FL 32757. The telephone number of the Holding Corporation at such offices is (352) 735-6161.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of the Holding Corporation has fixed the close of business on March 28, 2005, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. At the close of business on such date, there were 1,303,233 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 704 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on March 28, 2005. The affirmative vote of the holders of a plurality of shares of Holding Corporation Common Stock represented and entitled to vote at the Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders, except for the amendments to the Employee Plan and the Director Plan, which require the affirmative vote of a majority of the outstanding shares of Common Stock.

     Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, OR THE AMENDMENTS TO THE EMPLOYEE PLAN AND THE DIRECTOR PLAN, AND IN

ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Florida Choice Bankshares, Inc., 18055 U.S. Highway 441, Mt. Dora, FL 32757, Attention: Kenneth E. LaRoe.

     A copy of the 2004 Annual Report to Shareholders, including financial statements for the years ended December 31, 2004 and 2003, accompanies this Proxy Statement.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

     The Annual Meeting is being held to elect directors of the Holding Corporation to serve a one- year term of office. Each director of the Holding Corporation serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2006.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his position and offices with the Holding Corporation other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on March 28, 2005. Each of the following individuals is also serving as a director of Florida Choice Bank (the “Bank”), which is wholly-owned subsidiary of the Holding Corporation (collectively, the “Company”). For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount, Percentage
and Nature of
Nominee, Year First Elected a		Beneficial Ownership
Director, address of 5%	Information About Nominee or	of Holding Corporation
Shareholder	Director Continuing in Office	Common Stock (a)
NOMINEES FOR DIRECTOR

Gordon G. Oldham, III, 2005	Mr. Oldham is President of Central Florida Exports, Inc. Mr. Oldham is 52 years old.	51,794 (3.49	(2) %)

Robert L. Porter, 2005	Mr. Porter serves as Chief Financial Officer of the Holding Corporation, and Chief Operating Officer of the Bank. Mr. Porter is 46 years old.	49,272 (3.32	(3) %)

Jeffrey D. Baumann, M.D., 2005	Dr. Baumann is an Opthamologist at Mid Florida Eye Center. Dr. Baumann is 50 years old.	64,443 (4.35	(4) %)

Kenneth E. LaRoe, 2005 18055 U.S. Highway 441 Mount Dora, Florida 32757	Mr. LaRoe serves as Chairman and Chief Executive Officer of the Holding Corporation and Chairman and Chief Executive Officer of the Bank (since December, 2004). Prior thereto he served as President and Chief Executive Officer of the Bank. Mr. LaRoe is 47 years old.	92,861 (6.26	(5) %)

John R. Warren, 2005	Mr. Warren serves as President of the Holding Corporation and President of the Bank (since December, 2004). Prior thereto he served as President of the Bank’s Orlando Region (since October, 2004). Prior thereto he served as President of Southern Community Bank of Central Florida. Mr. Warren is 45 years old.	0 (0%)

W. Kelly Bowman, 2005	Mr. Bowman is Medical Director and Physician at Health Central Hospital. Mr. Bowman is 39 years old.	0 (0%)

Derek C. Burke, 2005	Mr. Burke is President and Owner of WBQ Design and Engineering, Inc. Mr. Burke is 44 years old.	0 (0%)

Amount, Percentage
and Nature of
Nominee, Year First Elected a		Beneficial Ownership
Director, address of 5%	Information About Nominee or	of Holding Corporation
Shareholder	Director Continuing in Office	Common Stock (a)
NOMINEES FOR DIRECTOR

Dominic T. Coletta, 2005	Mr. Coletta serves as Senior Vice President of the Bank (since October, 2004). Prior thereto he served as Vice President and Area Executive of Southern Community Bank of Central Florida. Mr. Coletta is 35 years old.	0 (0%)

Thomas P. Moran, 2005	Mr. Moran is an Attorney and President of Moran & Shams, P.A. Mr. Moran is 74 years old.	0 (0%)

Robert L. Purdon, M.D., 2005	Mr. Purdon is a Radiation Oncologist at Florida Hospital Cancer Institute, Waterman Radiation Oncology. Mr. Purdon is 49 years old.	54,939 (3.70	(6) %)

(1)	Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names. Shares set forth in the table also include as to each director, 89,698 shares represented by presently exercisable stock options.

(2)	Includes 8,894 option shares.

(3)	Includes 15,960 option shares.

(4)	Includes 15,184 option shares.

(5)	Includes 36,721 option shares.

(6)	Includes 12,939 option shares.

Information About the Board of Directors and Its Committees

     The Board of Directors of the Bank held 12 meetings during the year ended December 31, 2004. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation’s Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2004 is as follows:

     The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Oldham, Porter, Baumann and LaRoe. Messrs. Oldham and Baumann are independent directors as defined under the rules of the National Association of Securities Dealers. The committee held no meetings during 2004.

     For information regarding the Holding Corporation’s Nominating Committee, see “Nominating Committee.”

     For information regarding the Holding Corporation’s Audit Committee, see “Audit Committee Report.”

     Directors of the Holding Corporation are not paid any fees for meetings of the Holding Corporation. Directors of the Bank are paid $475 for board meetings attended and from $75 to $150 for committee meetings attended.

Executive Officers

     The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers
Kenneth E. LaRoe	Mr. LaRoe serves as Chairman and Chief Executive Officer of the Holding Corporation and Chairman and Chief Executive Officer of the Bank (since December, 2004). Prior thereto he served as President and Chief Executive Officer of the Bank. Mr. LaRoe is 47 years old.

Robert L. Porter	Mr. Porter serves as Chief Financial Officer of the Company, and Chief Operating Officer of the Bank. Mr. Porter is 46 years old.

John R. Warren	Mr. Warren serves as President of the Holding Corporation and President of the Bank (since December, 2004). Prior thereto he served as President of the Bank’s Orlando Region (since October, 2004). Prior thereto he served as President of Southern Community Bank of Central Florida. Mr. Warren is 45 years old.

Stephen R. Jeuck	Mr. Jeuck serves as Secretary Treasurer of the Company, and Chief Financial Officer of the Bank (since October, 2004). Prior thereto he served as Chief Financial Officer of Southern Community Bank of Central Florida. Mr. Jeuck is 53 years old.

Management and Principal Stock Ownership

     As of March 28, 2005, based on available information, all directors and executive officers of the Holding Corporation as a group (11 persons) beneficially owned 311,769 shares of Holding Corporation Common Stock which constituted 21.1% of the number of shares outstanding at that date.

Executive Compensation and Benefits

     The following table sets forth all cash compensation for the Holding Corporation’s Chairman and Chief Executive Officer and the Bank’s Chief Executive Officer, and the Holding Corporation’s Chief Financial Officer and the Bank’s Chief Operating Officer, for services to the Holding Corporation and the Bank in 2004.

SUMMARY COMPENSATION TABLE

Long Term Compensation
Annual Compensation					Awards		Payouts
Name
and				Other	Restricted
Principal				Annual	Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation (1)	Award(s)	SARs	Payouts	Compensation

Kenneth E. LaRoe	2004	$150,000	$55,000	$4,175	-0-	3,850	-0-	$-0-
Chairman and Chief	2003	$139,000	$45,000	$6,163	-0-	-0-	-0-	$-0-
Executive Officer	2002	$121,576	$20,290	$8,025	-0-	-0-	-0-	$-0-
of the Holding
Corporation and
Chief Executive Officer
of the Bank
Robert L. Porter	2004	$144,500	$50,000	$8,550	-0-	3,850	-0-	$-0-
Chief Financial	2003	$134,000	$40,000	$10,700	-0-	-0-	-0-	$-0-
Officer of the	2002	$115,200	$20,290	$7,200	-0-	10,000	-0-	$-0-
Holding Corporation
and Chief Operating
Officer of the Bank

(1)	Represents amounts paid for directors fees, automobile allowance paid to Mr. Porter, and valuation of personal use of Bank vehicle as to Mr. LaRoe

     Stock Option Plans. The Holding Corporation has a stock option plan for officers and employees (the “Employee Plan”) and a stock option plan for directors (the “Director Plan”). The Employee Plan authorizes the issuance of options for 107,124 shares to Bank officers and employees and the Director Plan authorizes the issuance of options for 149,910 shares to Holding Corporation and Bank Directors. As of December 31, 2004, options exercisable for an aggregate of 149,910 shares of Holding Corporation Common Stock were outstanding under the Director Plan and held by directors at exercise prices between $10.00 and $13.50 per share, and options exercisable for an aggregate of 24,600 shares of Holding Corporation Common Stock were outstanding under the Employee Plan and held by certain officers and employees at exercise prices between $10.00 and $13.50 per share. The options terminate between 2009 and 2014.

Equity Compensation Plan Information

Number of
securities remaining
	Number of		available for future
	securities to be		issuance under
	issued upon	Weighted-average	equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding
	options, warrants	options, warrants	securities reflected
	and rights (a)	and rights (b)	in column (a)) (b)
Equity compensation plans approved by security holders	213,535	$11.49	41,099

Equity compensation plans not approved by security holders.	—	—	—

Total	213,535	$11.49	41,099

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

Number of
			Securities	Value of
			Underlying	Unexercised
	Shares		Unexercised	in-the-Money
	Acquired		Options/SARs	Options/SARs
	on	Value	at FY-End (#)	at FY-End($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable
Kenneth E. LaRoe	0	0	35,951/3,850	$485,339/$51,975
Robert L. Porter	0	0	15,190/9,850	$205,065/$132,975

     Profit Sharing Plan. Florida Choice Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. Florida Choice Bank may contribute a percentage amount provided that only salary reductions up to 6% of compensation will be considered. Florida Choice Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by Florida Choice Bank vest based upon percentage amounts of 20% to 100% over one to five years of service.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL TWO

AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

     The Employee Plan was adopted by the Board of Directors and approved by shareholders in December, 2004. A total of 107,124 shares of Common Stock were reserved for issuance thereunder. As of the Record Date, 64,925 shares reserved for issuance under the Employee Plan have been issued.

Proposed Amendment to Increase Shares Reserved

     Shareholder approval is being sought for an amendment approved by the Board of Directors on March 21, 2005, increasing the number of shares of Common Stock reserved for issuance under the Employee Plan by up to 149,000 shares. If the proposed amendment is approved, the total number of shares of Common Stock reserved for issuance under the Employee Plan will be up to 256,124 shares.

Summary of the Employee Plan

     The essential features of the Employee Plan are outlined below.

     Purpose. The purpose of the Employee Plan is to advance the interests of the Holding Corporation and the shareholders by affording to employees an opportunity to acquire or increase their proprietary interests in the Holding Corporation by the grant of options to employees. By encouraging such employees to become owners of Common Stock, the Holding Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the holding corporation and the Bank in large measure depends.

     The Board of Directors believes that the continued growth of the Holding Corporation will depend upon its ability to attract, hire, and retain qualified employees. A challenge of the Holding Corporation is to ensure that these valued employees are appropriately rewarded and encouraged to stay with the Holding Corporation, help it grow, and increase shareholder value. Banks with whom the Holding Corporation compete for such highly qualified individuals frequently offer grants of substantial numbers of stock options as a part of a comprehensive compensation package. Accordingly, management believes that it must be in a position to offer a competitive stock option incentive program, such as the Employee Plan, to attract the caliber of employees that the Holding Corporation believes is necessary to achieve its objective. The proposed amendment to the Employee Plan is intended to insure that there will be a reasonable number of shares available to meet these needs for the coming year.

     Stock Options. The Employee Plan permits the grant of options that are intended to qualify as Incentive Stock Options, or ISOs, and if an option does not qualify as an ISO, then as a nonstatutory stock option or NSO.

     The exercise price for each option may not be less than the fair market value of the Common Stock on the date of grant. The Board of Directors fixes the term of each option at the time of grant and determines the vesting schedule for each option grant. The option term may not exceed ten years. If an optionee’s employment is terminated for any reason other than cause, retirement, or the death or disability of the optionee, then no options may be exercised after such termination, with the Board of Directors reserving the right to allow the optionee to exercise all of the options held within such period. If an optionee’s employment is terminated for cause, then no options may be exercised following termination. If the optionee’s employment is terminated by reason of retirement after age 65 or the death or disability of the optionee, then the optionee, or the optionee’s estate, shall have the right to exercise during the period of 90 days following such termination the number of vested options (with the Board of Directors reserving the right to allow the optionee to exercise all of such options).

     Eligibility. Any employee (including any officer of the Holding Corporation or the Bank) is eligible to receive options under the Employee Plan.

     Adjustments for Recapitalizations and Reorganizations. In the event of a stock dividend, stock split, combination or similar event, the number of shares of Common Stock available for issuance under the Employee Plan shall be increased or decreased proportionately, and the number of shares of Common Stock deliverable upon exercise and, where applicable, the exercise price of each option, shall be proportionately adjusted. In the event of a merger, reorganization or similar event, the Board of Directors may either provide for the assumption or substitution of outstanding options or provide that the options must be exercised within 30 days. In either case, all of the options held may be exercised by an employee.

     Administration. The Employee Plan will be administered by the Compensation Committee of the Board of Directors, which consists of four directors, two of whom are independent directors as defined under the rules of the National Association of Securities Dealers.

     Amendment and Termination. The Board of Directors may amend, or modify the Employee Plan at any time, but such amendment or modification may not adversely affect the rights of an optionee with respect to an outstanding option. In addition, no amendment may be effected without shareholder approval where the amendment seeks to increase the total number of shares of Common Stock subject to the Plan or alter the class of persons eligible to receive options under the Plan.

     Certain United States Federal Income Tax Information. The following is only a brief summary of the effect of federal income taxation upon the participant and the Holding Corporation under the Employee Plan based upon the Internal Revenue Code. This summary is not intended to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States. It is advisable that a participant contact his or her own tax adviser concerning the application of tax laws.

     If an option granted under the Employee Plan is an ISO, the optionee will recognize no taxable income upon grant or exercise of the ISO unless the alternative minimum tax rules apply. Upon the resale or exchange of the shares at least two years after grant of the ISO and one year after exercise by the optionee, any gain (or loss) will be taxed to the optionee as ordinary income (or loss) or capital gain (or loss), depending on how long the optionee has held the stock.

     All options that do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized upon exercise of an NSO by an optionee who is also an employee of the Holding Corporation will be treated as wages for tax purposes and will be subject to tax withholding out of the current compensation, if any, paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as capital gain (or loss).

     The Holding Corporation will be entitled to a tax deduction in the same amount as the ordinary income, if any, recognized by the optionee (i) upon exercise of an NSO and (ii) upon the sale of shares acquired by exercise of an ISO in a disqualifying disposition. The Holding Corporation will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO, regardless of the applicability of the alternative minimum tax.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE EMPLOYEE PLAN.

PROPOSAL THREE

AMENDMENT TO THE DIRECTOR STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

General

     The Director Plan was adopted by the Board of Directors and approved by shareholders in December, 2004. A total of 149,910 shares of Common Stock were reserved for issuance thereunder. As of the Record Date, 149,910 shares reserved for issuance under the Director Plan have been issued.

Proposed Amendment to Increase Shares Reserved

     Shareholder approval is being sought for an amendment approved by the Board of Directors on March 21, 2005, increasing the number of shares of Common Stock reserved for issuance under the Director Plan by up to 91,000 shares. If the proposed amendment is approved, the total number of shares of Common Stock reserved for issuance under the Director Plan will be up to 240,910 shares.

Summary of the Director Plan

     The essential features of the Director Plan are outlined below.

     Purpose. The purpose of the Director Plan is to advance the interests of the Holding Corporation and the shareholders by affording to Directors an opportunity to acquire or increase their proprietary interests in the Holding Corporation by the grant of options to Directors. By encouraging such Directors to become owners of Common Stock, the Holding Corporation seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the holding corporation and the Bank in large measure depends.

     Stock Options. The Director Plan permits the grant of options that are not intended to qualify as Incentive Stock Options known as nonstatutory stock options or NSOs.

     The exercise price for each option may not be less than the fair market value of the Common Stock on the date of grant. The Board of Directors fixes the term of each option at the time of grant and determines the vesting schedule for each option grant. The option term may not exceed ten years. If an optionee’s director service is terminated for any reason other than retirement after age 65, or the death or disability of the optionee, then no options may be exercised after such termination. If the optionee’s director service is terminated by reason of retirement after age 65 or the death or disability of the optionee, then the optionee, or the optionee’s estate, shall have the right to exercise during the period of 90 days following such termination the number of vested options (with the stock option committee reserving the right to allow the optionee to exercise all of such options).

     Eligibility. Any Director of the Holding Corporation or the Bank is eligible to receive options under the Director Plan.

     Adjustments for Recapitalizations and Reorganizations. In the event of a stock dividend, stock split, combination or similar event, the number of shares of Common Stock available for issuance under the Director Plan shall be increased or decreased proportionately, and the number of shares of Common Stock deliverable upon exercise and, where applicable, the exercise price of each option, shall be proportionately adjusted. In the event of a merger, reorganization or similar event, the Board of Directors may either provide for the assumption or substitution of outstanding options or provide that the options must be exercised within 30 days. In either case, all of the options held may be exercised by an Director.

     Administration. The Director Plan will be administered by the Compensation Committee of the Board of Directors, which consists of four directors, two of whom are independent directors as defined under the rules of the National Association of Securities Dealers.

     Amendment and Termination. The Board of Directors may amend, or modify the Director Plan at any time, but such amendment or modification may not adversely affect the rights of an optionee with respect to an outstanding option. In addition, no amendment may be effected without shareholder approval where the amendment seeks to increase the total number of shares of Common Stock subject to the Plan or alter the class of persons eligible to receive options under the Plan.

     Certain United States Federal Income Tax Information. The following is only a brief summary of the effect of federal income taxation upon the participant and the Holding Corporation under the Director Plan based upon the Internal Revenue Code. This summary is not intended to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States. It is advisable that a participant contact his or her own tax adviser concerning the application of tax laws.

     An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. Upon resale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as capital gain (or loss).

     The Holding Corporation will be entitled to a tax deduction in the same amount as the ordinary income, if any, recognized by the optionee (i) upon exercise of an NSO and (ii) upon the sale of shares acquired by exercise of an ISO in a disqualifying disposition. The Holding Corporation will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO, regardless of the applicability of the alternative minimum tax.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE DIRECTOR PLAN.

NOMINATING COMMITTEE

     For 2005, the Holding Corporation has established a nominating committee of the Board of Directors consisting of Messrs. Oldham and Baumann. Messrs. Oldham and Baumann are independent directors as defined under the rules of the National Association of Securities Dealers. The Board of Directors acted as the nominating committee during 2004 and, in that capacity, held one meeting during that year. The nominating committee operates pursuant to a written charter that has the exclusive right to recommend candidates for election as directors to the Board. A copy of the committee’s charter is attached as Appendix A. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experience, their business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, candidates must be aware of the directors vital part in the Holding Corporation’s good corporate citizenship and corporate image, have time available for meetings and consultation on Holding Corporation matters, and be willing to assume broad, fiduciary responsibility. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability. The nominating committee will review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be nominated for election at the annual meeting of shareholders. The nominating committee will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the Chairman of the Holding Corporation at the principal executive offices of the Holding Corporation not later than the close of business on the 120th day prior to the first anniversary of the date on which the Bank first mailed its proxy materials to shareholders for the preceding year’s annual meeting of shareholders. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the Securities and Exchange Commission’s proxy rules. The committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a shareholder or not.

     The Holding Corporation’s Board has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of the Holding Corporation at 18055 U.S. Highway 441, Mt. Dora, Florida 32757, attention: Chairman and Chief Executive Officer. All communications will be compiled by the Chairman and Chief Executive Officer and submitted to the members of the Board. The Holding Corporation does not have a policy that requires directors to attend the Annual Meeting. All members of the Board attended last year’s Annual Meeting.

AUDIT COMMITTEE REPORT

     The Holding Corporation has established an audit committee of the Board of Directors consisting of Messrs. Oldham and Baumann, each of whom is an independent director as defined under the rules of the National Association of Securities Dealers. Pursuant to the provisions of the Sarbanes-Oxley Act of 2002, the SEC has adopted rules requiring companies to disclose whether or not at least one member of the audit committee is a “financial expert” as defined in such rules, and, if not, why. None of the current members of the Audit Committee meets the criteria set forth in such rules qualifying them as “financial expert,” which is basically limited to those who have prepared or audited comparable public company financial statements. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all of the functions of the Board and the Audit Committee, each member of the Board and the Audit Committee should meet all the criteria that has been established by the Board for Board membership, and it is not in the best interest of the Holding Corporation to nominate as a director someone who does not have all the experience, attributes and qualifications we seek. The Audit Committee consists of two non-employee directors, each of whom has been selected for the Audit Committee by the Board based on the Board’s determination that they are fully qualified to monitor the performance of management, the public disclosures of the Bank of its financial condition and performance, internal accounting operations, and our independent auditors. In addition, the Audit Committee has the ability on its own to retain independent accountants or other consultants whenever it deems appropriate. The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Holding Corporation’s accounting functions and internal controls. The Audit Committee is governed by a written charter adopted and approved by the Board of Directors. The Audit Committee held no meetings in 2004.

     The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Holding Corporation’s independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Holding Corporation management, and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Holding Corporation’s financial statements

•	changes in the Holding Corporation’s accounting practices, principles, controls or methodologies, or in the Holding Corporation’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter. Audit Committee considered and concluded that the independent auditor’s provision of non-audit services in 2004 was compatible with applicable independence standards.

     The Audit Committee is responsible for recommending to the Board that the Holding Corporation’s financial statements be included in the Holding Corporation’s annual report. The Committee took a number of steps in making this recommendation for 2004. First, the Audit Committee discussed with the Holding Corporation’s independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Holding Corporation management and the auditors, the Holding Corporation’s audited consolidated balance sheets at December 31, 2004 and 2003, and the related consolidated statements of income, stockholders’ equity, and cash flows for each for the years in the two-year period ended December 31, 2004. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Holding Corporation’s Annual Report on Form 10-KSB include these financial statements.

Audit Committee
Jeffrey D. Baumann, M.D.
Gordon G. Oldham, III

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Proposals of shareholders of the Holding Corporation intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2005, in order to be included in the Holding Corporation’s Proxy Statement and form of proxy relating to the 2006 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, the Holding Corporation believes that, during 2004, all filing requirements applicable to reporting persons were met, with the exception of Kenneth E. LaRoe, who filed a report on August 3, 2004 relating to the purchase of 1,000 shares of stock in early July 2004 and Gordon G. Oldham, III, who filed a report on May 17, 2004 relating to two purchases of an aggregate of 1,700 shares in early May 2004.

INDEPENDENT PUBLIC ACCOUNTANTS

     Pursuant to recent amendments to the securities laws, the Audit Committee of the Board of Directors has the authority to select the independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2004. On September 15, 2004, Osburn, Henning and Company resigned as accountants and the accounting firm of Hacker, Johnson & Smith, PA. was retained. Osburn, Henning and Company’s report on the financial statements for the Holding Corporation for 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion nor was such report qualified or modified as to audit scope or accounting principle. During such calendar years and the subsequent interim period preceding the change in its accountants, there were no disagreements with the former accountants on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreement or disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of the disagreement in connection with their report. The decision to dismiss Osburn, Henning and Company was recommended by the Audit Committee and approved by the Board of Directors. The Board anticipates that a representative of Hacker, Johnson & Smith, PA will be present at the Annual Meeting and will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from the shareholders.

Fees Paid to the Independent Auditor

     The following sets forth information on the fees paid by the Holding Corporation to Osburn, Henning and Company for 2003 and 2004 and Hacker, Johnson & Smith, PA for 2004.

	2003	2004
Audit Fees	$32,175	$59,375

Audit-Related Fees	650	-0-

Tax Fees	2,640	6,000

Subtotal	35,465	65,375

All Other Fees	-0-	-0-

Total Fees	$35,465	$65,375

Services Provided by Osburn, Henning and Company and Hacker, Johnson & Smith, PA

     All services that were rendered by Osburn, Henning and Company in 2003 and 2004, during the time they served as independent auditors, and Hacker, Johnson & Smith, PA in 2004 were permissible under applicable laws and regulations, and audit services were pre-approved by the Audit Committee. Non-audit related services began to be pre-approved by the Audit Committee in September 2004. (The Audit Committee’s pre-approval policy with respect to non-audit services is shown as Appendix B to this proxy statement.) Pursuant to new rules of the SEC, the fees paid to Osburn, Henning and Company and Hacker, Johnson & Smith, PA for services are disclosed in the table above under the categories listed below.

1)	Audit Fees – These are fees for professional services performed for the audit of the Holding Corporation’s annual financial statements and review of financial statements included in the Holding Corporation’s 10-KSB and 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements. Of the amount included for 2004, $53,500 is for Hacker, Johnson & Smith, PA. Of the amount reported in 2004, $5,875 relates to amounts incurred from the predecessor auditor, Osburn, Henning and Company.

2)	Audit-Related Fees – These are fees for assurance and related services performed that are reasonably related to the performance of the audit or review of the Holding Corporation’s financial statements. This includes consulting on financial accounting/reporting standards. Of the amount reported in 2004, none related to amounts incurred from the predecessor auditor, Osburn, Henning and Company.

3)	Tax Fees – These are fees for professional services performed by Osburn, Henning and Company and Hacker, Johnson & Smith, PA with respect to tax compliance, tax advice and tax planning. This includes preparation of original and amended tax returns for the Holding Corporation and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items. Of the amount reported in 2004, none related to amounts incurred from the predecessor auditor, Osburn, Henning and Company.

4)	All Other Fees – These are fees for other permissible work performed by Osburn, Henning and Company and Hacker, Johnson & Smith, PA that does not meet the above category descriptions. In 2004, none of this amount related to services provided to the Holding Corporation by Hacker, Johnson & Smith, PA prior to their engagement as independent auditor. Of the amount reported in 2004, none related to amounts incurred from the predecessor auditor, Osburn, Henning and Company.

     These services are actively monitored (both spending level and work content) by the Audit Committee to maintain the appropriate objectivity and independence in the core work of the independent auditors, which is the audit of the Company’s consolidated financial statements.

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the Annual Meeting will be paid by the Holding Corporation. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Holding Corporation in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of the Holding Corporation does not know of any matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2004, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Florida Choice Bankshares, Inc., 18055 U.S. Highway 441, Mt. Dora, FL 32757, Attention: Kenneth E. LaRoe.

APPENDIX A

NOMINATING COMMITTEE CHARTER

FLORIDA CHOICE BANKSHARES, INC.

CHARTER OF NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

MARCH 18, 2005

APPROVED BY THE BOARD OF DIRECTORS ON MARCH 21, 2005

CHARTER OF NOMINATING COMMITFEE
OF THE BOARD OF DIRECTORS

COMPOSITION

The Nominating Committee (the “Committee”) of the Board of Directors of Florida Choice Bankshares, Inc., a Florida corporation (the “Company “), shall consist of at least two (2) independent members of the Board of Directors of the Company (the “Board”).

Each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board and shall meet, as applicable, the standards for independence set forth in the rules and regulations of the Securities and Exchange Commission (the “SEC’) and The Nasdaq Stock Market (“Nasdaq”).

The Board shall appoint the members of the Committee and the Committee chairperson. The Board may remove any Committee member at any time.

PURPOSE

The purpose of the Committee shall be to:

•	Identify, review and evaluate candidates to serve as directors of the Company and recommend director candidates to the Board.

•	Serve as a focal point for communication between candidates, non-committee directors and the Company’s management.

•	Determine whether existing directors should be re-nominated.

•	Make other recommendations to the Board regarding affairs relating to the directors of the Company.

OPERATING PRINCIPLES AND PROCESSES

In fulfilling its functions and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•	Communication - Regular and meaningful contact with the Chairman of the Board, other committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•	Resources - The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent legal counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources.

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•	Meeting Agendas - Committee meeting agendas shall be the responsibility of the Committee chairperson with input from the Committee members and other members of the Board as well as, to the extent deemed appropriate by the chairperson, from members of senior management and outside advisors.

•	Committee Meeting Attendees - The Committee shall be authorized to require members of senior management and to request that outside counsel and other advisors attend Committee meetings.

•	Reporting to the Board of Directors - The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

•	Other Functions - The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

FUNCTIONS AND AUTHORITY

The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Florida Business Corporation Act, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities:

•	Criteria for Board Membership; Director Nominations - The Committee, in consultation with the Chairman of the Board, has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest. The Committee shall also have the primary responsibility, following the Board assessment provided for below, for evaluating, reviewing and considering the recommendation for nomination of current Directors for reelection to the Board. The selection of nominees for Director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

•	Board Assessment - The Committee shall periodically review, discuss and assess the performance of the Board, seeking input from senior management, the full Board and others. The assessment shall include evaluation of the performance of the members of the Board of Directors, individually and collectively, the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including whether it is desirable for each member of the Board to continue to serve on the Board based upon the designated functional needs of the Board. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess each Director’s satisfaction of the criteria established for Board membership or membership on any committee of the Board, including the independence of Directors and whether a majority of the Board continue to be independent from management, in both fact and appearance as welt as within the meaning prescribed by SEC or Nasdaq. The results of

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such assessments shall be provided to the Board for further discussion as appropriate.

•	Director Change of Position - The Committee shall review and make recommendations to the Board regarding the continued service of a Director in the event (i) an employee Director’s employment with the Company is terminated for any reason or (ii) a nonemployee Director changes his/her primary job responsibility or primary employer since the time such Director was most recently elected to the Board. In this regard, the Committee may consider the establishment of procedures for retirement or resignation of Directors under such circumstances.

•	Stockholder Communications Proposals and Nominations - The Committee shall, if deemed advisable, establish a process for reviewing and considering stockholder communications, and proposals submitted by stockholders that relate to corporate governance matters, including stockholder nominations for directors and/or stockholder suggestions for director nomination. The Committee shall review and make recommendations to the Board regarding any such proposal, nomination or suggestion for nomination. If the Committee establishes a process for reviewing and considering stockholder communications, such process shall be submitted for approval by a majority of the independent directors of the Company.

•	Procedures for Handling Complaints - The Committee shall oversee, and, if deemed advisable, develop procedures for handling the receipt, retention and treatment of complaints received by the Company (whether initiated by employees of the Company or outside third parties) with respect to legal and regulatory compliance matters.

•	Qualified Legal Compliance Committee - The Committee shall act as the Company’s Qualified Legal Compliance Committee within the meaning of 17 CFR Part 205.2(k).

MEETINGS

The Committee will hold at least one regular meeting per year and additional regular or special meetings as its members deem necessary or appropriate. Meetings may be called by the Chairman of the Committee or the Chairman of the Board.

MINUTES AND REPORTS

Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board. In addition, the Chairman of the Committee or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

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APPENDIX B

AUDIT COMMITTEE PRE-APPROVAL POLICY

FLORIDA CHOICE BANKSHARES, INC.

AUDIT COMMITTEE PRE-APPROVAL POLICY

MARCH 18, 2005

APPROVED BY THE BOARD OF DIRECTORS ON MARCH 21, 2005

Audit Committee Pre-Approval Policy

     I. STATEMENT OF PRINCIPLES

     The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

     The engagement letter from the Company’s independent auditors describes the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.

     II. DELEGATION

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     III. AUDIT SERVICES

     The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Audit services listed in the engagement letter of the independent auditor. All other Audit services not listed in the engagement letter of the independent auditor must be separately pre-approved by the Audit Committee.

     IV. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved the Audit-related services listed in the engagement letter of the independent auditor. All other Audit-related services not listed in the engagement letter of the independent auditor must be separately pre-approved by the Audit Committee.

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     V. TAX SERVICES

     The Audit Committee believes that the independent auditor can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved the Tax services listed in the engagement letter of the independent auditor. All tax services involving large and complex transactions not listed in the engagement letter of the independent auditor must be separately pre-approved by the Audit Committee.

     VI. ALL OTHER SERVICES

     The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has pre-approved the All Other services listed in the engagement letter of the independent auditor. Permissible All Other services not listed in the engagement letter of the independent auditor must be separately pre-approved by the Audit Committee.

     This policy provides that the independent auditor shall not engage in any of the SEC’s prohibited non-audit services. A list of prohibited non-audit services, the SEC’s rules, and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

     VII. PRE-APPROVAL FEE LEVELS

     Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

     VIII. SUPPORTING DOCUMENTATION

     With respect to each proposed pre-approved service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

     IX. PROCEDURES

     Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

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PROXY CARD

REVOCABLE PROXY

FLORIDA CHOICE BANKSHARES, INC.

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2005.

     The undersigned hereby appoints Kenneth E. LaRoe and Robert L. Porter, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Florida Choice Bankshares, Inc. (the “Holding Corporation”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Eustis Community Center, 601 Northshore Drive, Eustis, Florida 32726, on Monday, April 25, 2005, at 5:30 p.m., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW, FOR THE AMENDMENT OF THE EMPLOYEE PLAN, AND FOR THE AMENDMENT OF THE DIRECTOR PLAN. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS

FOR ______, or WITHOUT ______, authority to vote for the election of the following directors of the Holding Corporation (or any substituted nominee) as discussed in the accompanying Proxy Statement: Gordon G. Oldham, III, Robert L. Porter, Jeffrey D. Baumann, M.D., Kenneth E. LaRoe, John R. Warren, W. Kelly Bowman, M.D., Derek C. Burke, Dominic T. Coletta, Thomas P. Moran and Robert L. Purdon, M.D.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

2.	Approval of the Amendment to the Employee Plan to increase the number of shares of Common Stock reserved for issuance thereunder by up to 149,000 shares.

FOR _________	AGAINST _________	ABSTAIN _________

3.	Approval of the Amendment to the Director Plan to increase the number of shares of Common Stock reserved for issuance thereunder by up to 91,000 shares.

FOR _________	AGAINST _________	ABSTAIN _________

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner-ship, please sign in partnership name by authorized person.

SHARES _____________________

DATED: _________, 2005

Signature

Signature if held jointly

Please print or type your name

Please mark here if you intend to attend the Annual Meeting of Shareholders.

     Please return your signed Proxy to:

Florida Choice Bankshares, Inc.
18055 U.S. Highway 441
Mt. Dora, Florida 32757
Attn: Kenneth E. LaRoe
Chairman and Chief Executive Officer